Exhibit 99.1

NOTICE OF THE ANNUAL GENERAL MEETING

Notice is hereby given that the Annual General Meeting of Shareholders (the “AGM”) of CNH Industrial N.V. (the “Company” or “CNH Industrial”) will be held on Friday, April 14, 2023, at 2:30 p.m. CEST at the offices of Freshfields Bruckhaus Deringer LLP, Strawinskylaan 10, 1077 XZ Amsterdam, The Netherlands. The language of the meeting shall be English. The AGM is convened to discuss and decide on the agenda reflected below.

The AGM can also be followed via a live webcast that will be available on the Company’s website (www.cnhindustrial.com).

AGENDA

1.	OPENING

2.	2022 ANNUAL REPORT

a.	Reserves and dividend policy (discussion only item)

b.	Adoption of the 2022 Annual Financial Statements (voting item)

c.	Proposal of a dividend for 2022 of €0.36 per common share (voting item)

d.	Proposal to discharge the executive directors and the non-executive directors for the performance of his or her duties in 2022 (voting item)

3.	2022 REMUNERATION REPORT

a.	Application of the remuneration policy in 2022 (advisory voting item)

b.	Proposal to approve the plan to grant rights to subscribe for common shares to executive directors under equity incentive plans (voting item)

4.	RE-APPOINTMENT OF THE EXECUTIVE DIRECTORS AND (RE)-APPOINTMENT OF THE NON-EXECUTIVE DIRECTORS

a.	Re-appointment of Suzanne Heywood (voting item)

b.	Re-appointment of Scott W. Wine (voting item)

c.	Re-appointment of Howard W. Buffett (voting item)

d.	Re-Appointment of Karen Linehan (voting item)

e.	Re-appointment of Alessandro Nasi (voting item)

f.	Re-appointment of Vagn Sørensen (voting item)

g.	Re-appointment of Åsa Tamsons (voting item)

h.	Appointment of Elizabeth Bastoni (voting item)

i.	Appointment of Richard J. Kramer (voting item)

5.	ISSUANCE OF NEW SHARES BY THE COMPANY AND ACQUISITION OF SHARES BY THE COMPANY

a.	Authorization to issue shares and/or grant rights to subscribe for shares (voting item)

b.	Authorization to limit or exclude pre-emptive rights (voting item)

c.	Authorization to issue special voting shares (voting item)

d.	Authorization to repurchase own shares (voting item)

6.	RE-APPOINTMENT OF THE INDEPENDENT AUDITOR

a.	Proposal to appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2024 financial year (voting item)

7.	CLOSE OF MEETING

AGM documents

The following meeting documents are available:

•	CNH Industrial Annual Report 2022 in ESEF-format (the Report on Operations, Remuneration Report; Consolidated and Annual Accounts) and the Independent Auditor’s Report,

•	the Agenda and explanatory notes with proposed resolutions and information about members of the Board of Directors whose appointment has been proposed,

•	statement of the total number of outstanding shares and voting rights at the date of this notice,

•	voting instructions and voting proxy forms for the AGM, and

•	instructions and documents for participation and voting at the AGM,

and other relevant AGM documents are available on the Company’s website https://www.cnhindustrial.com/en-US/Investor-Relations/shareholder_meetings/2023). This documentation is also available at the Company’s principal office at 25 St. James’s Street London, SW1A 1HA (United Kingdom) for shareholders, who will receive a copy free of charge upon request.

Record date

Shareholders can hold Company shares as follows:

•

Loyalty register: shareholders holding special voting shares and common shares or shareholders holding common shares electing to receive special voting shares upon completion of the required holding period (the “Loyalty Shareholders”) registered in the loyalty register of the Company (the “Loyalty Register”). The Loyalty Register is maintained on behalf of the Company in the records of the Company’s agents: Computershare Trust Co. NA and Computershare S.p.A. (each the “Agent” and both, the “Agents”);

•

Registered shareholders: shareholders holding common shares in registered form (the “Registered Shareholders”) at Computershare Trust Co. NA as the transfer agent of the Company (the “Transfer Agent” and together with the Agents, the “AGM Agents”);

•	DTC: shareholders holding common shares in a bank, brokerage or other intermediary account with the Depository Trust Company (the “DTC Participant Account”);

•	Monte Titoli: shareholders holding common shares in an intermediary account in the Monte Titoli system (the “Monte Titoli Participant Account”).

Under Dutch law and the Company’s Articles of Association, in order to be entitled to vote in relation to the voting items on the agenda for the AGM, shareholders must (i) be registered as of March 17, 2023 (the “Record Date”) in the register established for that purpose by the Board of Directors (the “AGM Register”) after reflecting all debit and credit entries as of the Record Date, regardless of whether the shares are still held by such holders at the date of the AGM and (ii) request registration in the manner mentioned below. The AGM Register established by the Board of Directors is: (i) in respect of Loyalty Shareholders, the Loyalty Register, (ii) in respect of Registered Shareholders, the registered shareholder list administered by the Transfer Agent, and (iii) in respect of shareholders holding common shares in a Monte Titoli Participant Account or in a DTC Participant Account, the list of the entitled shareholders provided by the bank, brokerage or other intermediary (the “Intermediary”).

Voting and attendance

Loyalty Shareholders and Registered Shareholders

The AGM Agents will send AGM materials to Loyalty Shareholders and/or Registered Shareholders at the addresses of such shareholders as they appear from the records maintained by the relevant AGM Agent, including a proxy form that allows shareholders to give their voting instructions. The proxy form will also be available on the Company’s website (https://www.cnhindustrial.com/en-US/Investor-Relations/shareholder_meetings/2023).

Loyalty Shareholders and/or Registered Shareholders will be entitled to submit their voting instructions or voting proxy (please note proxy instructions below) for the AGM by 11:00 p.m. CEST on April 7, 2023, in writing or electronically. They can also cast their vote in advance of the AGM via the web procedure made available on the Company’s website (https://www.cnhindustrial.com/en-US/Investor-Relations/shareholder_meetings/2023).

Shareholders holding common shares in a Monte Titoli Participant Account

Shareholders holding common shares in a Monte Titoli Participant Account (“MT Investors”) who wish to submit voting instructions or a voting proxy (please note proxy instructions below) for the AGM should request that their Intermediary issue a statement (the “Notification of Participation”) confirming their shareholding (including the shareholder’s name and address and the number of shares notified for attendance and held by the relevant shareholder on the Record Date). Intermediaries must submit the Notification of Participation no later than 11:00 p.m. CEST on April 7, 2023, to Computershare S.p.A.

The MT Investors may cast their vote in advance of the AGM via the web procedure made available on the Company’s website https://www.cnhindustrial.com/en-US/Investor-Relations/shareholder_meetings/2023) or by proxy form that will also be available on the Company’s website (please note proxy instructions below).

Shareholders holding common shares in a DTC Participant Account

Shareholders holding common shares in a DTC Participant Account should give instructions to their Intermediary, as the record holder of their shares, who is required to vote their shares according to their instructions. In order to vote their shares and/or attend the AGM, they will need to follow the directions provided by their Intermediary.

Vote by proxy

Subject to compliance with the above provisions, shareholders can attend and vote at the AGM in person or by proxy and follow the meeting via live webcast on the website of the Company (www.cnhindustrial.com). To give voting instructions by proxy, the shareholder (a) must have registered his or her shares as set out above and (b) must ensure that their proxy (including voting instructions), will be received by the relevant AGM Agent by 11:00 p.m. CEST on April 7, 2023, in writing or electronically.

Attendance and Identification

Shareholders holding common shares who wish to attend the AGM (either in person or by proxy) (a) must have registered his or her shares as set out above and (b) should request their Intermediary submit an attendance request no later than 11:00 p.m. CEST on April 7, 2023 to the relevant Agent.

These shareholders will receive an attendance card in their name (the “Attendance Card”). The Attendance Card serves as an admission certificate to enter the AGM. The Attendance Card also contains a proxy form section, which allows these shareholders to authorize someone else to attend and vote their shares on their behalf at the AGM. The Attendance Card and a copy of the written power of attorney (if applicable) must be presented at the AGM registration desk.

Persons entitled to attend the AGM will be required to show a valid identity document at the registration desk prior to admission to the AGM.

Questions by shareholders

Shareholders can submit questions regarding AGM agenda items by email to AGM2023@cnhind.com until April 7, 2023, at 11:00 p.m. CEST. The email must include the name, the surname, the number of shares held by the shareholder, the AGM agenda item to which the question refers and the bank or broker statement proving the shareholder’s ownership of CNH Industrial common shares on the Record Date. CNH Industrial will address these questions, including any follow-up questions, during the meeting, to the extent appropriate with a view to the orderly conduct of the meeting. The Chair of the AGM shall ensure the orderly and efficient conduct of the meeting. In the interest of the order of the meeting, the Chair may, among other things, limit the number of questions and cluster questions (thematically or otherwise).

Contact details of AGM Agents:

Computershare S.p.A.

Via Nizza 262/73, 10126 Torino (Italy)

cnhi@computershare.it or cnhi@pecserviziotitoli.it

Computershare Investor Services

P.O. Box 43078

Providence RI 02940-3078

Web.queries@computershare.com

By Overnight Delivery:

Computershare

150 Royall St., Suite 101

Canton, MA 02021

CNH Industrial N.V., March 2, 2023